THE MANAGERS FUNDS
		MANAGERS INTERMEDIATE BOND FUND
		-------------------------------

		Supplement dated June 4, 2003

	to the Prospectus and Statement of Additional Information
			dated May 1, 2003


  The following information supersedes any information to the contrary relating to Managers Intermediate Bond Fund (the "Fund") contained in the Fund's Prospectus and Statement of Additional
Information dated May 1, 2003:

  At a meeting held on June 4, 2003, the Fund's Board of Trustees approved a plan to liquidate Managers Intermediate
Bond Fund and terminate the Fund as of July 31, 2003. It is expected that the cash proceeds of the liquidation will be distributed to shareholders on or before July 31, 2003.

  In light of the proposed liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts.



June 4, 2003